P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 1 Review of First Quarter F’14 Results Matt Mannelly, CEO & President Ron Lombardi, CFO August 1, 2013 Exhibit 99.2

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s growth strategies, investments in advertising and promotion, competitive position and strategies, product development and acquisitions, leverage, capital expenditures, creation of shareholder value, successful integration of acquired brands, debt reduction, growth and future financial performance. Words such as "continue," "will," "believe," “intend,” “expect,” “anticipate,” “plan,” “potential,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the failure to successfully integrate the GSK brands or other future acquisitions, the failure to successfully commercialize new and enhanced products, the Company’s inability to rapidly deleverage, the effectiveness of the Company’s advertising and promotions investments, the severity of the cold/cough season, the effectiveness of the Company’s marketing and distribution infrastructure, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2013 and Part II, Item 1A in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable securities laws, the Company undertakes no obligation to update any forward-looking statement contained herein, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 3 1. Q1 FY2014: Performance Highlights 2. Acquisition 3. Q1 FY2014: Financial Overview 4. FY2014 Outlook and The Road Ahead Agenda for Today’s Discussion

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 4 Our Corporate Mission To be the Best Mid-Sized, Public Company in the Consumer Health Care Market The following principles guide us in this endeavor:  deliver outstanding shareholder value through superior growth in sales, profits, and cash flow  create innovative products that exceed our consumers expectations  engage in true partnerships with our suppliers and customers  build a company culture founded on leadership, trust, change and execution

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 5 Q1 FY2014: Performance Highlights

Q1: Executing Against Our Proven Formula for Continued E.P.S. Growth

Core OTC Growth Exceeding Industry Average	+	Free Cash Flow Generation	+	Proven and Repeatable M&A Strategy
1-2% Industry Average[1]		>$125 MM per year		Active Pipeline
Outperformance Over Time		**Predictable** E.P.S. Impact		**Demonstrated** Value Creation

Q1 FY'14

+14.3% E.P.S. Growth

Care Pharmaceuticals

Note:
(1) Management estimate for weighted average growth rate for Prestige Brands' Core OTC categories.

PrestigeBrands
PRESTIGE BRANDS First Quarter F'14 Results 6

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 7 First Quarter Highlights: Delivering Against Stated Strategy  Solid financial performance: +14.3% Adjusted E.P.S. growth − Q1 consolidated net revenue of $143.0 million, down (1.9%) versus prior year excluding divested Phazyme brand − Record gross margin of 58.4% − Adjusted E.P.S.(1) of $0.40, up 14.3% versus prior year corresponding quarter − Cash flow from Operations of $22.8(4) million; leverage ratio(2) reduced to 4.16x  Continued focus on strategic M&A: First international acquisition − Acquired Care Pharmaceuticals, an Australian OTC healthcare products company − Provides expanded platform in growing Asia-Pacific region  Continued investment in brand building during expected transitional year − Core OTC net revenue growth of 4.5%, excluding the brands impacted by the return of recalled competitive pediatrics products, and marketing and promotional timing in G.I. category. Total Core OTC organic net revenue down 1.2% versus prior year as a result of these items. − Core OTC consumption, excluding the items above, exceeded category growth; Up 3.6% in L-12 weeks compared to category growth of 3.1% (3). Core OTC consumption was up .8% during the period compared to category growth of 3.1% (3) including the impact of these items. − Successfully introduced Goody’s Headache Relief Shots, BC Cherry, and Fiber Choice Fruity Bites − Launched new Clear Eyes campaign featuring Vanessa Williams Notes: (1) This non-GAAP financial measure is reconciled to its most closely related GAAP financial measure in our earnings release in the “About Non-GAAP Financial Measures” section. Adjusted E.P.S. is also reconciled to reported E.P.S. on slide 25. (2) Leverage ratio reflects net debt / covenant defined EBITDA. (3) IRI multi-outlet retail dollar sales for the period ending 6/16/13. (4) Cash flow from operations is reconciled to reported Net Income on slide 26.

Performance of Core OTC Portfolio

Organic Revenue Growth

Excludes the brands impacted by expected pediatrics return and G.I. Timing



4.5%
(1.2%)
FY14 Q1

Relative Consumption Growth



+0.5 pts.
3.6%
3.1%
PrestigeBrands
Category
FY14 Q1 (1)

Clear eyes, Chloraseptic, The Doctor's, Efferdent, Dramamine, beano, Debrox, Little Remedies, Compound W, Luden's, Pedia Care, BC, Goody's, Gaviscon

Source: Latest 12-week IRI multi-outlet retail dollar sales growth for relevant quarter.
Note: Data reflects retail dollar sales percentage growth versus prior period.
(1) Excludes expected Pediatrics impact and change in promotional timing in G.I. category compared to the prior year.

PrestigeBrands PRESTIGE BRANDS First Quarter F'14 Results 8

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 9 Brand Building: Continued New Product Innovation

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 1 0 Introducing New Headache Relief Shots  Fast Liquid Action  Long Lasting Relief  Convenience  Great Tasting Flavors

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 1 1 Introducing New Cherry  Safe Fast Pain Relief in a Great Tasting Cherry Flavor  Convenient Stick Pack Delivery System  Powders are Preferred in the South

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 1 2 Introducing Fruity Bites: A Great-Tasting New Fiber Gummy to Promote G.I. Health Supported by print advertising in major magazines

Vanessa Williams Campaign Reaches A New Audience


Clear eyes.
"I trust my eyes to Clear Eyes®!"

- Television Advertising Campaign conveys the "healthy eyes" message
- Strong Digital Presence
- Social Media Component
- Extensive PR Effort Reaches Targeted Media & Consumers

PrestigeBrands
PRESTIGE BRANDS First Quarter F'14 Results 13

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 1 4 Acquisition

The Care Pharmaceuticals Acquisition


Rectogesic
Aci-Jel
FESS
Nasal Gel
Nasalate

Care™ Pharmaceuticals

- **Overview:** Australian based marketer and distributor of "heritage" OTC brands for adults and children
- **Headquarters:** Sydney, Australia
- **Employees:** 35 employees including 17-person sales force
- **Channels of Distribution:** Primary distribution through 5,000 independent Australian pharmacies
- **Business Model:** Core competencies in sales, marketing, and new product development

PrestigeBrands PRESTIGE BRANDS First Quarter F'14 Results 15

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 1 6 A Portfolio of Leading Brands in Niche Categories P edi at ric s W ome n 's He alt h Brand Market Position #1 #3 #1 #2 #1 #1 #5 #2 Respiratory Anorectal Laxatives Iron Supplements Eye Wipes Ovulation Testing Cough Cold Feminine Hygiene Category #1 Analgesics

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 1 7 Strategic Rationale  Establishes local presence in Australia and New Zealand  Leverages and strengthens competencies in cough-cold, eye and ear care, and pediatrics  Allows for the consolidation of Murine into Care Pharma giving Prestige direct control of the brand in the region  Attractive financial profile and transaction economics  Over time, serves as a regional platform for organic growth and acquisitions

The Road Ahead: Where Are We Going?

Step 1: Care Acquisition	Step 2: Care Integration	Step 3: Regional Expansion
▪ Profitable "stand-alone" OTC business ▪ Closely aligned business model and culture ▪ Management team with proven brand building and M&A capabilities ▪ Near-term revenue synergy opportunities	▪ Establish Care as a regional hub for Prestige's Asia-Pacific aspirations ▪ Leverage Care supplier base to access technologies and expand product offerings across the region	▪ Capitalize on Prestige distributor network across Asia-Pacific region ▪ Establish Care as a regional center of excellence for new product development ▪ Actively pursue acquisition opportunities in the region

Goal: To Become a Meaningful OTC Company in Asia-Pacific Through Acquisition and Organic Growth

PrestigeBrands PRESTIGE BRANDS First Quarter F'14 Results 18

Care Represents Another Step in the Expansion of Prestige's International Business

Pre-GSK


International
~10%
~90%
U.S.

- Distributor model
- Predominantly established markets

Post-GSK


International
~12%
~88%
U.S.

- Doubled sales outside the U.S.
- Established scale presence in Canada

Post-Care


International
~15%
~85%
U.S.

- Local operations in Australia and New Zealand
- Beachhead for attractive region

PrestigeBrands
PRESTIGE BRANDS First Quarter F'14 Results 19

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 2 0 Prestige has a Proven Ability To Source M&A Opportunities…

...And Execute in Diverse Situations

	2010 BLACKSMITH BRANDS	2011 Dramamine	2012 gsk GlaxoSmithKline	2013 Care Pharmaceuticals
Key Brands	Ludens, Efferdent, PediaCare, Effergrip, NasalCrom	Dramamine	BC, beano, Debrox, Goody's, Gaviscon	FESS, Rectogesic, Aci-Jel, Painstop, LittleEyes, MaybeBaby, FAB IRON
# of Brands:	5	1	17	11
Source:	Private Equity	Large U.S. Pharma	Large U.K. Pharma	Private Aus. OTC
Type of Transaction:	Going Concern	Brand Sale	Carve-Out	Going Concern
Process:	Exclusive	Semi-Exclusive	Competitive	Exclusive

Different Types of Transactions | **Different Deal Dynamics** | **Different Types of Counterparties** | **Different Challenges**

PrestigeBrands

PRESTIGE BRANDS First Quarter F'14 Results 21

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 2 2 Q1 FY2014: Financial Overview

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 2 3 Summary Financial Performance Dollar values in millions, except per share data Notes: (1) Reported net revenue for Q1 FY’13 was $147.0 million. Adjusted net revenue for Q1 FY’13 was $147.4 million and excludes transition related costs of ~$400k. (2) These non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the “About Non-GAAP Financial Measures” section. (3) Adjusted cash flow from operations is a non-GAAP financial measure and is reconciled to reported cash flow from operations on slide 26. Q1 FY’14 Q1 FY’13 $143.0 $53.3 $0.40 $22.8 $28.5 $147.4 $52.5 $0.35 (3.0%) +1.5% +14.3% (20.1%) (2) (2) (1) Adjusted Cash Flow from Operations(3)

Q1 Consolidated Financial Summary

Q1 FY'14

	Q1 FY'14	Q1 FY'13	% Chg
Adjusted Net Revenue[1]	**$ 143.0**	**$ 147.4**	***(3.0%)***
Gross Margin	83.5	84.3	*(0.9%)*
% Margin	*58.4%*	*57.2%*	
A&P	19.1	20.3	*(5.8%)*
% Adj. Net Revenue	*13.4%*	*13.8%*	
G&A	11.1	11.4	*(3.1%)*
% Adj. Net Revenue	*7.7%*	*7.7%*	
Adjusted EBITDA	**$ 53.3**	**$ 52.5**	***1.5%***
% Margin	*37.3%*	*35.6%*	
D&A	3.3	3.3	*(0.4%)*
% Adj. Net Revenue	*2.3%*	*2.2%*	
Adj. Operating Income	50.0	49.2	*1.6%*
% Adj. Net Revenue	*35.0%*	*33.4%*	
Adjusted Net Income[2]	**$ 21.1**	**$ 17.9**	***17.5%***
Adjusted Earnings Per Share[2]	**$ 0.40**	**$ 0.35**	***14.3%***
Earnings Per Share - As Reported	**$ 0.40**	**$ 0.29**	***37.9%***
Net Income - As Reported	**$ 20.7**	**$ 14.7**	***41.2%***

Comments

- Adjusted Net Revenue declined ($2.7) million, or (1.9%), excluding results in prior year quarter from the divested Phazyme brand
  - Excluding the Pediatrics portfolio and Beano, core OTC revenue growth of 4.5% over the prior year
- Gross margin expanded by 1.2 pts. to a record 58.4%
- A&P spend in line with plan and prior year at 13.4% of Adjusted Net Revenue
- G&A as a percentage of Adjusted Net Revenue was flat against the prior year at 7.7%
- Adjusted Net Income growth 17.5%
- Adjusted earnings per share growth of 14.3%

Dollar values in millions, except per share data

Notes:

(1) Reported net revenue for Q1 FY'13 was $147.0 million. Adjusted net revenue for Q1 FY'13 was $147.4 million and excludes transition related costs of ~$400k.

(2) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our Earnings Release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands

PRESTIGE BRANDS First Quarter F'14 Results 24

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 2 5 Net Income and E.P.S. Reconciliation Dollar values in millions, except per share data Note: These Non-GAAP financial measures are reconciled to their reported GAAP amounts in our Earnings Release in the “About Non-GAAP Financial Measures” section. 3 Months Ended 3 Months Ended Q1 FY'14 Q1 FY'13 Net Income EPS Net Income EPS As Reported 20.7$ 0.40$ 14.7$ 0.29$ Adjustments: Acquisition Costs Associated with Care 0.6 - - - Legal & Professional Fees - - 0.6 0.01 Transition Costs Associated with GSK - - 4.7 0.09 - - Tax Impact of Adjustments (0.2) - (2.1) (0.04) Total Adjustments 0.4 - 3.2 0.06 Adjusted 21.1$ 0.40$ 17.9$ 0.35$ Note: Expect $0.5 million of acquisition related items in Q2 FY’14

Strong Cash Flow from Operations

Cash Flow

	Q1 FY'14	Q1 FY'13
Net Income - As Reported	$ 20.7	$ 14.7
Depreciation & Amortization	3.3	3.3
Other Non-Cash Operating Items	9.2	9.4
Working Capital - Excluding Impact of TSA Timing	(10.4)	1.1
Adjusted Cash Flow from Operations	**$ 22.8**	**$ 28.5**
Working Capital - TSA Timing Impact	-	(13.8)
Cash Flow from Operations - As Reported	**$ 22.8**	**$ 14.7**

Comments

Debt Profile & Financial Compliance:

- Total Net Debt at 6/30/13 of $941 million comprised of:
  - Cash on hand of $19.3 million
  - $445 million of term loan
  - $500 million of bonds
  - $15 million of revolver
- Leverage ratio[1] of 4.16x down, from ~5.25x immediately following GSK acquisition
  - 2.94x cushion to covenant max of 7.10x
- Continue to expect full year cash flow of $125 million

Dollar values in millions
Note:
(1) Leverage ratio reflects net debt / covenant defined EBITDA.

PrestigeBrands
PRESTIGE BRANDS First Quarter F'14 Results 26

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 2 7 FY2014 Outlook and Road Ahead

Outlook for FY'2014 and Beyond

FY 14 Focus

- Stay the course in a transitional marketplace
  - Continue brand building and investing in Core OTC portfolio
    - New ad campaigns for Goody's, Gaviscon, PediaCare, and Beano beginning in Q2
    - Launch PediaCare Single Dose Squeezable Packets in Q2
    - Capitalize on Q1 product introductions through marketing support
    - Continue to invest in new product development
- Successful integration of Care Pharma business
  - Integrate Murine/Clear Eyes business into the Care Pharma infrastructure
  - Leverage Care Pharma business across Prestige distributor network
  - Integrate and synergize Care Pharma into existing new product development process
  - Consolidate international management in Asia Pacific
    - John Parkinson to Asia Pacific (20+ years of Asia Pacific experience)
    - Malcolm Yesner in broader role beyond Australia and New Zealand

Q2 Considerations

- Seasonal cough/cold order pattern may differ based on retail environment and retailer working capital pressure; historical cough/cold mix also impacts Gross Margin in 2nd half
- New product introductions will be supported by strong marketing programs

FY 14 Guidance

- Remain comfortable with original E.P.S. consensus of $1.61. Expect incremental $0.04 accretion from Care Pharma acquisition
- FY 14 Revenue guidance updated to $638 - $643
- Stay the strategic course: Invest in Core OTC growth; continue to deliver cash flow to de-lever, remain aggressive and disciplined in M&A market

PrestigeBrands

PRESTIGE BRANDS First Quarter F'14 Results 28

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 2 9 Our confidence for Long-Term E.P.S. Guidance +

P R E S T I G E B R A N D S F i r s t Q u a r t e r F ’ 1 4 R e s u l t s 3 0